Exhibit 99.1
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
      The unaudited pro forma condensed consolidated financial statement information set forth below is presented to reflect the pro forma effects of the acquisition of substantially all of the assets of WestPoint Stevens Inc. as if it occurred on the dates indicated as discussed below. The attached unaudited pro forma condensed consolidated statement of earnings for the year ended December 31, 2004, also reflect the acquisitions of NEG Holding LLC, Panaco, Inc., GB Holdings, Inc. and Atlantic Coast Entertainment, Inc. in June 2005.
      The unaudited pro forma condensed consolidated statements of earnings for the nine months ended September 30, 2005 and the year ended December 31, 2004 have been prepared as if the acquisition had occurred on January 1, 2004. The unaudited pro forma condensed consolidated statements of earnings for the nine months ended September 30, 2005 and the year ended December 31, 2004 give effect to the unaudited pro forma adjustments necessary to account for the acquisition.
      The unaudited pro forma condensed consolidated financial statement information is based on, and should be read together with (1) our consolidated financial statements for the nine months ended September 30, 2005 (unaudited) incorporated by reference to our Form 10-Q filed on November 14, 2005 and for the year ended December 31, 2004 incorporated by reference to our Form 8-K filed on December 1, 2005 and (2) the consolidated financial statements for the six months ended June 30, 2005 (unaudited) and for the year ended December 31, 2004, of WestPoint Stevens, Inc., incorporated by reference to our Form 8-K/ A filed on October 21, 2005. A Form 8-K was filed on August 12, 2005, disclosing the acquisition.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
Nine Months Ended September 30, 2005

	Historical			Pro Forma Adjustments

	American Real			WPS	Pro Forma Adjustments
	Estate Partners,	Westpoint		Bankruptcy	for WPS Acquisition
	L.P.	Stevens Inc.	Consolidated	Adjustment(4)	(1), (2), (3) and (5)	Pro Forma

	(Unaudited)
		(In thousands, except unit and per unit data)
Revenues:
Home fashion	$183,627	$728,362	$911,989	$	$	$911,989
Gaming	371,474		371,474			371,474
Oil and gas	86,709		86,709			86,709
Real estate	66,947		66,947			66,947

	708,757	728,362	1,437,119	—	—	1,437,119

Expenses:
Home fashion	188,717	809,153	997,870		(41,168)	956,702
Gaming	324,214		324,214			324,214
Oil and gas	115,924		115,924			115,924
Real estate	54,201		54,201			54,201
Holding company	8,054		8,054			8,054
Acquisition costs	4,099		4,099			4,099
Restructuring and impairment charges	—	4,078	4,078			4,078

	695,209	813,231	1,508,440	—	(41,168)	1,467,272

Operating income (loss)	13,548	(84,869)	(71,321)	—	41,168	(30,153)
Other income (expense), net:
Interest expense	(78,874)	(52,523)	(131,397)		52,523	(78,874)
Interest and other income	37,457		37,457		(10,236)	27,221
Impairment loss from GB Holding, Inc. bankruptcy	(52,366)		(52,366)			(52,366)
Other income (expense), net	(12,218)	493	(11,725)		20,699	8,974
Chapter 11 expenses	—	(22,944)	(22,944)	22,944		—

Loss from continuing operations before income taxes	(92,453)	(159,843)	(252,296)	22,944	104,154	(125,198)
Income tax (expense ) benefit	(18,993)	1,908	(17,085)			(17,085)

Loss from continuing operations	$(111,446)	$(157,935)	$(269,381)	$22,944	$104,154	$(142,283)

Loss from continuing operations attributable to:
Limited partners	$(108,694)					$(138,917)
General partner	(2,752)					(3,366)

	$(111,446)					$(142,283)

Loss from continuing operations per limited partnership unit:
Basic earnings:
Loss from continuing operations per LP unit	$(2.12)					$(2.71)

Weighted average limited partnership units outstanding	51,351,133					51,351,133

Diluted earnings:
Loss from continuing operations per LP unit	$(2.12)					$(2.71)

Weighted average limited partnership units and equivalent partnership units outstanding	51,351,133					51,351,133

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
Year Ended December 31, 2004

	Historical			Pro Forma Adjustments

	American Real			WPS	Pro Forma Adjustments
	Estate Partners,	Westpoint		Bankruptcy	for WPS Acquisition
	L.P.	Stevens Inc.	Consolidated	Adjustment(4)	(1), (2), (3) and (5)	Pro Forma

	(In thousands, except unit and per unit data)
Revenues:
Home fashion	$—	$1,618,684	$1,618,684	$	$	$1,618,684
Gaming	470,836		470,836			470,836
Oil and gas	137,988		137,988			137,988
Real estate	61,695		61,695			61,695

	670,519	1,618,684	2,289,203	—	—	2,289,203

Expenses:
Home fashion	—	1,621,694	1,621,694		(67,942)	1,553,752
Gaming	419,601		419,601			419,601
Oil and gas	104,935		104,935			104,935
Real estate	44,938		44,938			44,938
General and administrative expenses	7,779		7,779			7,779
Acquisition costs	414		414			414
Restructuring and impairment charges	—	54,396	54,396			54,396

	577,667	1,676,090	2,253,757	—	(67,942)	2,185,815

Operating income (loss)	92,852	(57,406)	35,446	—	67,942	103,388
Other income (expense), net:
Interest expense	(62,183)	(78,263)	(140,446)		78,263	(62,183)
Interest and other income	45,241		45,241		(13,800)	31,441
Other income (expense), net	15,016	(7,826)	7,190		11,944	19,134
Chapter 11 expenses	—	(34,605)	(34,605)	34,605		—

Income (loss) from continuing operations before income taxes	90,926	(178,100)	(87,174)	34,605	144,349	91,780
Income tax expense	(18,312)	(5,175)	(23,487)			(23,487)

Income (loss) from continuing operations	$72,614	$(183,275)	$(110,661)	$34,605	$144,349	$68,293

Income (loss) from continuing operations attributable to:
Limited partners	$51,325					$47,090
General partner	21,289					21,203

	$72,614					$68,293

Income (loss) from continuing operations per limited partnership unit:
Basic earnings:
Income from continuing operations per LP unit	$1.11					$1.02

Weighted average limited partnership units outstanding	46,098,284					46,098,284

Diluted earnings:
Income from continuing operations per LP unit	$1.09					$1.01

Weighted average limited partnership
Units and equivalent partnership units outstanding	51,542,312					51,542,312

AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENT INFORMATION
      On August 8, 2005, our indirect majority owned subsidiary, WestPoint International, Inc. or WPI, consummated the purchase of substantially all the assets of WestPoint Stevens Inc., a home fashions consumer products company, pursuant to an Asset Purchase Agreement, dated June 23, 2005, by and among WS Textile Co., Inc., New Textile One, Inc., New Textile Two, Inc., Textile Co., Inc., WestPoint Stevens Inc., WestPoint Stevens Inc. I, WestPoint Stevens Stores Inc., and J.P. Stevens Enterprises, Inc. The United States Bankruptcy Court for the Southern District of New York entered an order on July 8, 2005 approving the Asset Purchase Agreement and the sale of the assets pursuant to section 363 of the United States Bankruptcy Code. As of the current date, the Company owns 67.7% of the common stock of WPI. On November 16, 2005, the United States District Court remanded the acquisition agreement to U.S. Bankruptcy Court for further proceedings. Depending upon the outcome of the proceedings the Company’s share of WPI’s common stock could drop below 50%.

(1) Reflects the elimination of WestPoint Stevens interest expense as a result of the emergence from bankruptcy of WestPoint Stevens.

(2) Reflects the elimination of interest income earned by AREP on its investment in WestPoint Stevens debt.

(3) Reflects an adjustment to depreciation expense based upon WPI’s fixed asset values of WestPoint Stevens after its emergence from bankruptcy.

(4) Reflects the elimination of Chapter 11 bankruptcy expenses related to the emergence from bankruptcy of WestPoint Stevens.

(5) Reflects an adjustment to record the required minority interest impact in the statement of earnings.
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